UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2006

ARCHSTONE-SMITH TRUST

(Exact name of registrant as specified in charter)

Maryland	1-16755	84-1592064
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer Identification
of Incorporation)		No.)

9200 E. Panorama Circle, Suite 400, Englewood, Colorado	80112

(Address of Principal Executive Offices)	(Zip Code)

(Registrant’s Telephone Number, including Area Code): (303) 708-5959

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

On May 30, 2006, Archstone-Smith Trust (“ASN”) filed with the Maryland Department of Assessment and Taxation Articles Supplementary to the Declaration of Trust of ASN to re-classify as common shares certain series of preferred shares, which were previously redeemed, converted or otherwise re-acquired by ASN. A copy of the Articles of Supplementary are included as Exhibit 3.1 to this Report on Form 8-K and are incorporated herein by reference.

ITEM 8.01	OTHER EVENTS

On May 30, 2006, Archstone-Smith Operating Trust (“ASOT”), a subsidiary of ASN and of which ASN is the sole trustee, filed with the Maryland Department of Assessment and Taxation Articles Supplementary to the Declaration of Trust of ASOT to re-classify as common units certain series of preferred units, which were previously redeemed, converted or otherwise re-acquired by ASOT.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Businesses Acquired.

Not applicable.

(b) Pro Forma Financial Information.

Not applicable.

(c) Exhibits.

Exhibit 3.1	Articles Supplementary to the Declaration of Trust of Archstone-Smith Trust, filed May 30, 2006 with the Maryland Department of Assessments and Taxation.

Exhibit 4.1	Articles Supplementary to the Declaration of Trust of Archstone-Smith Operating Trust, filed May 30, 2006 with the Maryland Department of Assessments and Taxation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Trust has duly caused this report to be filed on its behalf by the undersigned thereunto duly authorized.

ARCHSTONE-SMITH TRUST
	By:	/s/ Thomas S. Reif
Dated: May 30, 2006		Name: Thomas S. Reif
Title: Group Vice President and Assistant General Counsel

ARCHSTONE-SMITH TRUST

Articles Supplementary Reclassifying

and Designating Series B Junior Participating Preferred Shares of Beneficial Interest,

Series E Cumulative Redeemable Preferred Shares of Beneficial Interest,

Series F Cumulative Redeemable Preferred Shares of Beneficial Interest,

Series G Cumulative Redeemable Preferred Shares of Beneficial Interest,

and Shares of Beneficial Interest Without Designation

as Common Shares of Beneficial Interest

Archstone-Smith Trust, a Maryland real estate investment trust (the “Trust”), hereby certifies to the State Department of Assessments and Taxation of Maryland pursuant to section 8-203(b) of the Corporations and Associations Article of the Annotated Code of Maryland that:

FIRST: Pursuant to the authority granted and vested in the Board of Trustees of the Trust (the “Board of Trustees”) by Article II, Section 1 of the Declaration of Trust of the Trust (the “Declaration of Trust”), the Board of Trustees has reclassified 4,500,000 unissued Series B Junior Participating Preferred Shares of Beneficial Interest, par value $0.01 per share, of the Trust as Common Shares of Beneficial Interest, par value $0.01 per share (the “Common Shares”).

SECOND:        Pursuant to the authority granted and vested in the Board of Trustees by Article II, Section 1 of the Declaration of Trust, the Board of Trustees has reclassified 1,600,000 unissued Series E Cumulative Redeemable Preferred Shares of Beneficial Interest, par value $0.01 per share, of the Trust as Common Shares.

THIRD:            Pursuant to the authority granted and vested in the Board of Trustees by Article II, Section 1 of the Declaration of Trust, the Board of Trustees has reclassified 800,000 unissued Series F Cumulative Redeemable Preferred Shares of Beneficial Interest, par value $0.01 per share, of the Trust as Common Shares.

FOURTH:        Pursuant to the authority granted and vested in the Board of Trustees by Article II, Section 1 of the Declaration of Trust, the Board of Trustees has reclassified 600,000 unissued Series G Cumulative Redeemable Preferred Shares of Beneficial Interest, par value $0.01 per share, of the Trust as Common Shares.

FIFTH: Pursuant to the authority granted and vested in the Board of Trustees by Article II, Section 1 of the Declaration of Trust, the Board of Trustees has reclassified 11,766,240 unissued Shares of Beneficial Interest, par value $0.01 per share, of the Trust without designation as Common Shares.

SIXTH:             The shares reclassified as Common Shares have been reclassified by the Board of Trustees under the authority contained in Article II, Section 1 of the Declaration of Trust and shall have the terms and conditions of Common Shares of the Trust as set forth in

Article II of the Declaration of Trust and in any other provisions of the Declaration of Trust relating to Common Shares of the Trust generally.

SEVENTH:      These Articles Supplementary have been approved by the Board of Trustees in the manner and by the vote required by law.

EIGHTH:          The undersigned each acknowledges these Articles Supplementary to be the trust act of the Trust and further, as to all matters or facts required to be verified under oath, each of the undersigned acknowledges that to the best of his or her knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties of perjury.

IN WITNESS WHEREOF, the Trust has caused these Articles Supplementary to be executed under seal in its name and on its behalf by its Executive Vice President and attested to by its Assistant Secretary on this 30th day of May, 2006.

ARCHSTONE-SMITH TRUST

By:	/s/ Caroline Brower
Name:	Caroline Brower
Title:	Executive Vice President

ATTEST:
By:	/s/ Thomas S. Reif
Name:	Thomas S. Reif
Title:	Assistant Secretary

ARCHSTONE-SMITH OPERATING TRUST

Articles Supplementary Reclassifying

and Designating Series B Junior Participating Preferred Units of Beneficial Interest,

and Units of Beneficial Interest Without Designation

as Class A-2 Common Units of Beneficial Interest

Archstone-Smith Operating Trust, a Maryland real estate investment trust (the “Trust”), hereby certifies to the State Department of Assessments and Taxation of Maryland pursuant to section 8-203(b) of the Corporations and Associations Article of the Annotated Code of Maryland that:

FIRST: Pursuant to the authority granted and vested in the sole Trustee of the Trust (the “Trustee”) by Article II, Section 1 of the Declaration of Trust of the Trust (the “Declaration of Trust”), the Trustee has reclassified 4,500,000 unissued Series B Junior Participating Preferred Units of Beneficial Interest, par value $0.01 per unit, of the Trust as Class A-2 Common Units of Beneficial Interest, par value $0.01 per unit (the “Common Units”).

SECOND:        Pursuant to the authority granted and vested in the Trustee by Article II, Section 1 of the Declaration of Trust, the Trustee has reclassified 14,766,240 unissued Shares of Beneficial Interest, par value $0.01 per share, of the Trust without designation as Common Units.

THIRD:            The units reclassified as Common Units have been reclassified by the Trustee under the authority contained in Article II, Section 1 of the Declaration of Trust and shall have the terms and conditions of Common Units of the Trust as set forth in Article II of the Declaration of Trust and in any other provisions of the Declaration of Trust relating to Common Units of the Trust generally.

FOURTH:        These Articles Supplementary have been approved by the Trustee in the manner and by the vote required by law.

FIFTH: The undersigned each acknowledges these Articles Supplementary to be the trust act of the Trust and further, as to all matters or facts required to be verified under oath, each of the undersigned acknowledges that to the best of his or her knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties of perjury.

IN WITNESS WHEREOF, the Trust has caused these Articles Supplementary to be executed under seal in its name and on its behalf by its Executive Vice President and attested to by its Assistant Secretary on this 30th day of May, 2006.

ARCHSTONE-SMITH OPERATING TRUST

By:	/s/ Caroline Brower
Name:	Caroline Brower
Title:	Executive Vice President

ATTEST:
By:	/s/ Thomas S. Reif
Name:	Thomas S. Reif
Title:	Assistant Secretary